Exhibit 99.1 (i)
HAI LAI EDUCATION TECHNOLOGY LIMITED
AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 AND 2006

HAI LAI EDUCATION TECHNOLOGY LIMITED AND SUBSIDIARIES

Jimmy C.H. Cheung & Co Certified Public Accountants (A member of Kreston International)	Registered with the Public Company Accounting Oversight Board
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of:
Hai Lai Education Technology Limited and subsidiaries
We have audited the accompanying consolidated balance sheets of Hai Lai Education Technology Limited and subsidiaries, as of December 31, 2007 and 2006 and the related consolidated statements of operations, shareholders’ equity and cash flows for the years ended December 31, 2007 and 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits of the financial statements provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hai Lai Education Technology Limited and subsidiaries, as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the years ended December 31, 2007 and 2006, in conformity with accounting principles generally accepted in the United States of America.
/s/ JIMMY C.H. CHEUNG & CO
JIMMY C.H. CHEUNG & CO
Certified Public Accountants
Hong Kong
Date: March 25, 2008

1607 Dominion Centre, 43 Queen’s Road East, Wanchai, Hong Kong Tel: (852) 25295500 Fax: (852) 28651067 Email: jimmycheung@jimmycheungco.com Website: http://www.jimmycheungco.com

HAI LAI EDUCATION TECHNOLOGY LIMITED AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2007 AND 2006
ASSETS

	2007	2006
	RMB	RMB
CURRENT ASSETS
Cash and cash equivalents	26,116,607	26,074,695
Income taxes recoverable	491,021	—
Prepaid expenses and other current assets	1,997,174	7,825,700

Total Current Assets	28,604,802	33,900,395

PROPERTY AND EQUIPMENT, NET	194,962,523	149,916,625

OTHER ASSETS
Investment, net	—	5,000,000
Land use rights, net	51,117,421	52,369,212

TOTAL ASSETS	274,684,746	241,186,232

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Deferred revenue	57,729,883	45,744,222
Dividends payable	1,185,500	—
Accrued expenses and other current liabilities	50,523,781	39,575,102
Income taxes payable	11,226,589	6,678,469
Amount due to a shareholder	619,257	5,573,463

Total Current Liabilities	121,285,010	97,571,256

NON-CURRENT LIABILITIES
Amount due to a shareholder	3,743,613	11,865,500
Notes payable	78,400,000	75,000,000

TOTAL LIABILITIES	203,428,623	184,436,756

COMMITMENTS AND CONTINGENCIES	—	—

SHAREHOLDERS’ EQUITY
Registered capital	25,000,000	5,000,000
Additional paid-in capital	9,718,653	20,670,000
Retained earnings
Unappropriated	30,570,154	22,030,823
Appropriated	5,967,316	9,048,653

Total Shareholders’ Equity	71,256,123	56,749,476

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	274,684,746	241,186,232

The accompanying notes are an integral part of these consolidated financial statements

HAI LAI EDUCATION TECHNOLOGY LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
	RMB	RMB

REVENUES	85,289,033	57,935,648

COST OF REVENUES	(45,778,575)	(32,176,200)

GROSS PROFIT	39,510,458	25,759,448

OPERATING EXPENSES
General and administrative expenses	949,851	286,435

INCOME FROM OPERATIONS	38,560,607	25,473,013

OTHER INCOME (EXPENSES)
Interest income	303,852	60,907
Bank loan interest	(1,259,646)	—
Interest paid to a shareholder	(619,257)	(1,857,771)
Other expenses	—	(11,186)
Dividends received	29,192	—

Total Other (Expenses) Income, net	(1,545,859)	(1,808,050)

INCOME BEFORE TAXES	37,014,748	23,664,963

INCOME TAX EXPENSE	5,612,193	3,681,178

NET INCOME	31,402,555	19,983,785

The accompanying notes are an integral part of these consolidated financial statements

HAI LAI EDUCATION TECHNOLOGY LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2007 AND 2006

		Additional	Unappropriated	Appropriated
	Registered	paid-in	Retained	Retained
	capital	capital	earnings	earnings	Total
	RMB	RMB	RMB	RMB	RMB
Balance at December 31, 2005	5,000,000	20,670,000	7,679,007	3,416,684	36,765,691
Net income for the year	—	—	19,983,785	—	19,983,785
Transferred to reserve fund	—	—	(5,631,969)	5,631,969	—

Balance at December 31, 2006	5,000,000	20,670,000	22,030,823	9,048,653	56,749,476
Net income for the year	—	—	31,402,555	—	31,402,555
Capital reserve capitalized	20,000,000	(10,951,347)	—	(9,048,653)	—
Dividends paid	—	—	(16,895,908)	—	(16,895,908)
Transferred to reserve fund	—	—	(5,967,316)	5,967,316	—

Balance at December 31, 2007	25,000,000	9,718,653	30,570,154	5,967,316	71,256,123

The accompanying notes are an integral part of these consolidated financial statements

HAI LAI EDUCATION TECHNOLOGY LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
	RMB	RMB
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	31,402,555	19,983,785
Adjusted to reconcile net income to cash provided by operating activities:
Depreciation	13,252,212	10,611,406
Amortization on land use rights	1,258,151	393,996
Loss on disposal on fixed assets	604,520	13,100
Changes in operating assets and liabilities
(Increase) decrease in:
Prepaid expenses and other current assets	5,828,526	30,706,460
Income taxes recoverable	(491,021)	—
Increase in:
Deferred revenues	11,985,661	10,249,667
Accrued expenses and other current liabilities	10,948,679	16,081,672
Income taxes payable	4,548,120	3,680,154

Net cash provided by operating activities	79,337,403	91,720,240

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets and land use rights	(58,908,990)	(85,560,524)
Investment	—	(5,000,000)
Proceeds from disposal of investment	5,000,000	—

Net cash used in investing activities	(53,908,990)	(90,560,524)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends paid	(15,710,408)	—
Repayment to a shareholder	(13,076,093)	(2,838,766)
Repayment of notes payable	(1,600,000)	—
Proceeds from notes payable	5,000,000	22,000,000

Net cash (used in) provided by financing activities	(25,386,501)	19,161,234

NET INCREASE IN CASH AND CASH EQUIVALENTS	41,912	20,320,950

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	26,074,695	5,753,745

CASH AND CASH EQUIVALENTS AT END OF YEAR	26,116,607	26,074,695

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
Income taxes	1,024	2,549

Interest paid	6,018,543	6,558,565

SUPPLEMENTAL DISCLOSURE OF NON-CASH FINANCING ACTIVITIES
During 2007 and 2006, the Company capitalized interest cost of RMB4,139,640 and RMB4,700,794 respectively into buildings under construction.
During 2007, the Company increased its registered capital from RMB5,000,000 to RMB25,000,000 by capitalizing RMB20,000,000 from capital reserve in additional paid in capital.
The accompanying notes are an integral part of these consolidated financial statements

HAI LAI EDUCATION TECHNOLOGY LIMITED AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 AND 2006
1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION
(A)	Organization

Hai Lai Education Technology Limited (“Hai Lai”) was incorporated on June 21, 2001 in the People’s Republic of China (“PRC”) as a limited liability company. The business activities of Hai Lai are science and education development and investment holding.

Foreign Trade Business College of Chongqing Normal University (“FTBC”), a wholly owned subsidiary of Hai Lai, was incorporated in the PRC on June 28, 2001. FTBC is an education and career preparation college that offers bachelor degree and diploma courses in finance, economics, trade, tourism management, advertising, languages, information technology and music. Revenue is generated primarily from student tuition fees and student boarding charges.

Hai Lai formed a wholly owned subsidiary, Hai Yuen Company Limited (“Hai Yuen’), in the PRC on July 30, 2007. Hai Yuen principally provides accommodation and catering services to students.

Hai Lai, FTBC and Hai Yuen are hereinafter referred to as (“the Company”).

(B)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(C)	Principles of consolidation

The accompanying 2006 consolidated financial statements include the financial statements of Hai Lai and its 100% owned subsidiaries FTBC.

The accompanying 2007 consolidated financial statements include the financial statements of Hai Lai, its 100% owned subsidiaries FTBC and Hai Yuen.

All significant inter-company transactions and balances have been eliminated in consolidation.

(D)	Cash and cash equivalents

For purpose of the statements of cash flows, cash and cash equivalents include cash on hand and demand deposits with a bank with a maturity of less than three months.

(E)	Property and equipment

Property and equipment are stated at cost, less accumulated depreciation. Expenditures for additions, major renewals and betterments are capitalized and expenditures for maintenance and repairs are charged to expense as incurred.

Depreciation is provided on a straight-line basis, less estimated residual value over the assets’ estimated useful lives. The estimated useful lives are as follows:

Buildings	20 Years
Paths and Greening facilities	10 Years
Library assets	10 Years
Sport facilities	10 Years
Instructional equipments	8 Years
Motor vehicles	5 Years
Other furniture, fixtures and equipment	5 Years
Construction in progress	Nil
Land use rights are stated at cost, less accumulated amortization and are amortized over the term of the relevant rights of 50 years from the date of acquisition. Amortization of land use rights for the year ended December 31, 2007 and 2006 was RMB1,258,151 and RMB393,996 respectively.

HAI LAI EDUCATION TECHNOLOGY LIMITED AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 AND 2006
1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)
(F)	Long-lived assets

The Company accounts for long-lived assets under the Statements of Financial Accounting Standards Nos. 142 and 144 “Accounting for Goodwill and Other Intangible Assets” and “Accounting for Impairment or Disposal of Long-Lived Assets” (“SFAS No. 142 and 144”). In accordance with SFAS No. 142 and 144, long-lived assets held and used by the Company are reviewed for impairment annually or more frequently if events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For purposes of evaluating the recoverability of long-lived assets, when undiscounted future cash flows will not be sufficient to recover an asset’s carrying amount, the asset is written down to its fair value. In the opinion of the management, no impairment of property and equipment, intangible assets and land use rights exist at December 31, 2007 and 2006.

(G)	Investment

Investment in an investee over which the Company does not have significant influence, the Company carries the investment at cost and recognizes as income any dividend received from distribution of the investee’s earnings. The Company reviews the investment for impairment whenever events or changes in circumstances indicate that the carrying value may no longer be recoverable.

(H)	Fair value of financial instruments

Statement of Financial Accounting Standards No. 107, “Disclosure About Fair Value of Financial Instruments,” requires certain disclosures regarding the fair value of financial instruments. Fair value of financial instruments is made at a specific point in time, based on relevant information about financial markets and specific financial instruments. As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision. Changes in assumptions can significantly affect estimated fair values.

The carrying value of cash and cash equivalents, accounts receivable (trade and others), accounts payable (trade and others) and accrued liabilities approximate their fair value because of the short-term nature of these instruments. The Company places its cash and cash equivalents with what it believes to be high credit quality financial institutions. The Company has a diversified customer base, most of which are in the PRC. The Company controls credit risk related to accounts receivable through credit approvals, credit limit and monitoring procedures. The Company routinely assesses the financial strength of its students and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

(I)	Revenue recognition

The Company’s revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. The Company recognizes tuition fees income net of commissions paid, accommodation fee income and catering fees income as services are provided. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as deferred revenue. Cost of revenue includes the cost of services provided associated with the revenue recognized within the corresponding time period.

Deferred revenue represents amounts received from the students against future services since the Company recognizes revenue on the performance of services. Deferred revenue was RMB57,729,883 and RMB45,744,222 as of December 31, 2007 and 2006 respectively.

HAI LAI EDUCATION TECHNOLOGY LIMITED AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 AND 2006
1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)
(J)	Income taxes

The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (“Statement 109”). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date.

(K)	Segments

The Company adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information (“SFAS 131”). SFAS 131 establishes standards for operating information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decision how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company’s principal operating segments. The Company operates in a one segment.

(L)	Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”. The objective of SFAS 157 is to increase consistency and comparability in fair value measurements and to expand disclosures about fair value measurements. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements and does not require any new fair value measurements. The provisions of SFAS No. 157 are effective for fair value measurements made in fiscal years beginning after November 15, 2007. The adoption of this statement is not expected to have a material effect on the Company’s future reported financial position or results of operations.

In February 2007, the Financial Accounting Standards Board (FASB) issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115”. This statement permits entities to choose to measure many financial instruments and certain other items at fair value. Most of the provisions of SFAS No. 159 apply only to entities that elect the fair value option. However, the amendment to SFAS No. 115 “Accounting for Certain Investments in Debt and Equity Securities” applies to all entities with available-for-sale and trading securities. SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provision of SFAS No. 157, “Fair Value Measurements”. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In December 2007, the Financial Accounting Standards Board (FASB) issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51”. This statement improves the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards that require; the ownership interests in subsidiaries held by parties other than the parent and the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated statement of income, changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently, when a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value, entities provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS No. 160 affects those entities that have an outstanding noncontrolling interest in one or more subsidiaries or that deconsolidate a subsidiary. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Early adoption is prohibited. The adoption of this statement is not expected to have a material effect on the Company’s financial.

HAI LAI EDUCATION TECHNOLOGY LIMITED AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 AND 2006
1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)
(L)	Recent Accounting Pronouncements (Continued)
In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161). This statement is intended to improve transparency in financial reporting by requiring enhanced disclosures of an entity’s derivative instruments and hedging activities and their effects on the entity’s financial position, financial performance, and cash flows. SFAS 161 applies to all derivative instruments within the scope of SFAS 133, “Accounting for Derivative Instruments and Hedging Activities” (SFAS 133) as well as related hedged items, bifurcated derivatives, and nonderivative instruments that are designated and qualify as hedging instruments. Entities with instruments subject to SFAS 161 must provide more robust qualitative disclosures and expanded quantitative disclosures. SFAS 161 is effective prospectively for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application permitted. We are currently evaluating the disclosure implications of this statement.
2.	PREPAID EXPENSES AND OTHER CURRENT ASSETS
Prepaid expenses and other current assets at December 31, 2007 and 2006 consisted of the following:

	2007	2006
	RMB	RMB

Utility deposits and prepaid expenses	535,014	839,926
Deposit for purchase of a motor vehicle	619,492	—
Deposits for constructions	71,618	375,000
Note receivable	—	6,000,000
Other receivables	771,050	610,774

	1,997,174	7,825,700

3.	PROPERTY AND EQUIPMENT, NET
The following is a summary of property and equipment at:

	2007	2006
	RMB	RMB

Buildings	171,594,994	123,107,068
Paths and Greening facilities	11,717,816	11,285,637
Instructional equipments	12,430,332	9,313,749
Sport facilities	11,016,015	10,970,415
Library assets	2,636,472	1,959,733
Motor vehicles	2,704,327	3,126,159
Other furniture, fixtures and equipment	18,735,115	14,403,976
Construction in progress	2,112,250	540,154

	232,947,321	174,706,891
Less: accumulated depreciation	(37,984,798)	(24,790,266)

Property and equipment, net	194,962,523	149,916,625

Property and equipment is recorded at cost, including interest incurred during construction. During 2007 and 2006, the Company capitalized interest cost of RMB4,139,640 and RMB4,700,794 respectively into buildings.
Depreciation is computed using the straight-line method over estimated useful lives of the assets. Depreciation expense for the years ended December 31, 2007 and 2006 were RMB13,252,212 and RMB10,611,406 respectively.

HAI LAI EDUCATION TECHNOLOGY LIMITED AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 AND 2006
4.	LAND USE RIGHTS, NET
Land use rights at December 31, 2007 and 2006 consisted of the following:—

	2007	2006
	RMB	RMB

Rights to use land	53,557,660	53,551,300
Less: accumulated amortization	(2,440,239)	(1,182,088)

Land use rights, net	51,117,421	52,369,212

Land use rights are stated at cost, less accumulated amortization over the term of the relevant rights of 50 years from the date of acquisition. Amortization of land use rights for the years ended December 31, 2007 and 2006 were RMB1,258,151 and RMB393,996 respectively.
5.	ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Accrued expenses and other current liabilities at December 31, 2007 and 2006 consisted of the following:

	2007	2006
	RMB	RMB

Commissions payable	8,758,200	7,747,520
Construction costs payable	13,174,829	14,820,398
Earnest deposit received	10,000,000	—
Advances received from students	5,620,886	3,487,755
Scholarship and allowances payable to students	3,357,500	250,500
Deposits received and other payables	2,966,132	9,116,573
Accrued employee payroll and welfare	6,574,234	4,085,271
Accrued expenses	72,000	67,085

	50,523,781	39,575,102

HAI LAI EDUCATION TECHNOLOGY LIMITED AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 AND 2006
6.	NOTES PAYABLE — LONG-TERM

Balance at December 31, 2007 and 2006:

	2007	2006
	RMB	RMB

Note payable to a bank, interest rate at bank’s prime rate plus 40% per annum, 8.064% per annum as of December 31, 2007 and 2006, collateralized by certain land use rights and buildings of the Company, due January 2009	43,400,000	45,000,000

Note payable to a bank, interest rate at bank’s prime rate plus 40% per annum, 6.912% per annum as of December 31, 2007 and 2006, collateralized by certain land use rights and buildings of the Company, due January 2009	15,000,000	15,000,000

Note payable to a bank, interest rate at bank’s prime rate plus 20% per annum, 7.236% per annum as of December 31, 2007 and 2006, collateralized by certain buildings of the Company and a lien over accommodation fee income, due June 2009	15,000,000	15,000,000

Note payable to a bank, interest rate at bank’s prime rate plus 20% per annum, 8.1% per annum as of December 31, 2007, collateralized by certain buildings of the Company and a lien over accommodation fee income, due June 2009	5,000,000	—

	78,400,000	75,000,000
Less: current maturities	—	—

	78,400,000	75,000,000

Maturities are as follows:
For the year ending December 31,
2008	—
2009	78,400,000

	78,400,000

Interest paid in 2007 and 2006 were RMB5,399,286 and RMB4,700,794 respectively. During the years ended December 31, 2007 and 2006, RMB4,139,640 and RMB4,700,794 respectively were capitalized in buildings.

7.	INCOME TAX

The Company was incorporated in the PRC and is subject to PRC income tax which is computed according to the relevant laws and regulations in the PRC. The applicable tax rate has been 33%.

Hai Yuen, wholly owned subsidiary of Hai Lai, was incorporated in Chongqing of the PRC and subject to PRC income tax which is computed according to the western development preferential policy. Hai Yuen is entitled to an income tax reduction. According to the document of reductions approved by the local tax bureau, the income tax rate was reduced from 33% to 15% on a permanent basis.

The income tax expenses for 2007 and 2006 are summarized as follows:

PRC Income Tax	2007	2006
	RMB	RMB

Current	1,065,989	1,024
Deferred	4,546,204	3,680,154

	5,612,193	3,681,178

Deferred tax liabilities result from temporary differences relating to revenue earned but not yet taxable.

HAI LAI EDUCATION TECHNOLOGY LIMITED AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 AND 2006
8.	SHAREHOLERS’ EQUITY
(A)	Registered capital

The Company was incorporated as a limited liability company on June 21, 2001 with a registered capital of RMB5,000,000. Pursuant to a shareholders’ resolution passed on June 10, 2007, the registered capital was increased from RMB5,000,000 to RMB25,000,000 by capitalizing RMB20,000,000 from capital reserve in additional paid in capital.

(B)	Appropriated retained earnings

The Company is required to make appropriations to reserve funds, comprising the statutory surplus reserve and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”). Appropriation to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entities’ registered capital. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors.

In accordance with articles of incorporation of FTBC, the company is required to make appropriations of 25% from its net income after tax to a reserve fund for future development.

During 2007 and 2006, the Company appropriated RMB5,967,316 and RMB5,631,969, respectively, to the reserve fund for future development based on its net income.
9.	RELATED PARTY TRANSACTION

As of December 31, 2007 and 2006, the Company owed RMB4,362,870 and RMB17,438,963 respectively to a shareholder of the Company. Interest was charged on amount due at 8.37% per annum. For the year ended December 31, 2007 and 2006, interest paid to a shareholder of the Company was RMB619,257 and RMB1,857,771.

10.	COMMITMENTS

As at December 31, 2007 and 2006, the Company had purchase commitments for capital projects in progress of about RMB320,000 and RMB23,000,000 respectively.

11.	CONCENTRATIONS AND RISKS

During 2007 and 2006, both 100% of the Company’s assets were located and 100% of the Company’s revenues were earned in China.

12.	SUBSEQUENT EVENTS

On February 11, 2008, pursuant to an Acquisition Agreement, China Yu Pei Information Technology (Shanghai) Limited, a wholly owned subsidiary of ChinaCast Education Corporation acquired 80% of Hai Lai from Beijing Heng Tai Jufu Investment Limited for RMB480,000,000 (US$65,750,000). According to the Acquisition Agreement, the acquisition will be completed upon the fulfillment of certain conditions. The transaction is expected to close in April 2008.